Common Stock	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Common Stock
11.	COMMON STOCK
On October 15, 2021, the Merger was consummated and the Company issued 28,793,750 shares including the PIPE Shares and Backstop Shares. Immediately following the Merger, there were 119,621,866 shares of common stock outstanding with a par value of $0.0001. The holder of each share of common stock is entitled to one vote.
The Company has retroactively adjusted the shares issued and outstanding prior to the Closing Date, to give effect to the Exchange Ratio established in the Merger Agreement to determine the number of shares of common stock into which they were converted.
As of December 31, 2021, the Company had authorized 500,000,000 shares of common stock. As of December 31, 2021, the Company had 119,624,679 shares of common stock issued and outstanding.
The holders of common stock are also entitled to receive dividends whenever funds are legally available and when and if declared by the Board of Directors, subject to the prior rights of holders of all classes of stock outstanding. No such dividends have been declared since the Company’s inception.
As of each balance sheet date, the Company had reserved shares of common stock for issuance in connection with the following:

	December 31,
	2021	2020
Conversion of redeemable convertible preferred stock	—	51,518,255
Exercise of public warrants and private placement warrants	15,660,417	—
Warrants to purchase redeemable convertible and common stock preferred stock	115,875	279,329
Awards outstanding under the equity incentive plans	14,401,983	7,881,625
Awards available for future grant under the equity incentive plans	6,673,256	4,425,966
Awards available for future grant under the employee stock purchase plan	2,383,437	—

Total	39,234,968	64,105,175